UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 10, 2004


                                   GEXA CORP.
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             (Exact name of registrant as specified in its charter)


      Texas                         0-16179                 76-0670175
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(State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)               File Number)           Identification No.)


      20 Greenway Plaza, Suite 600, Houston, Texas            77046
        (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (713) 470-0400


                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

         On November 10, 2004, Gexa Corp. (the "Company") issued a press release announcing the Company's financial results for the three and nine months ended September 30, 2004. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

        None

(b) Pro forma financial information.

        None

(c) Exhibits.

        99.1     Press Release



                            [Signature page follows]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         GEXA CORP.

Date November 10, 2004
                                             /s/ Neil Leibman
                                        ----------------------------------------
                                                           Neil M. Leibman
                                                          Chairman and CEO